Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Propel Media, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 13, 2016	/s/ Marv Tseu
	Name:	Marv Tseu
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: May 13, 2016	/s/ Howard Yeaton
	Name:	Howard Yeaton
	Title:	Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)